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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): December 15, 1998

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                             CFC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-27222                36-3434526
(State or other jurisdiction of      (Commission File       (IRS Employer
 incorporation or organization)       Number)               Identification No.)


                                500 State Street
                             Chicago, Illinois 60411
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (708) 891-3456


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Item 5.  Other Events.

         On December 15, 1998, CFC International, Inc. (the "Company") announced that it had reached an agreement in principle to acquire Oeserwerk KG, a German specialty chemical coatings manufacturer, headquartered in Goppingen, Germany, which produces coatings for the pgimented and simulated metal markets. Attached hereto as Exhibit 99 is a copy of a news release issued by the Company announcing the agreement to acquire Oeserwerk KG.

Item 7.           Exhibits

         Number   Description

         99 News Release dated as of December 15, 1998, by CFC International, Inc.announcing the acquisition of Oeserwerk KG.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CFC INTERNATIONAL, INC.



                             By:  /s/ Dennis Lakomy
                                  Dennis Lakomy
                                  Vice President and Chief Financial Officer
Dated:   December 15, 1998



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                             CFC INTERNATIONAL, INC.

                                  Exhibit Index



Exhibit
Number                              Description of Exhibit

  99 News Release dated as of December 15, 1998, by CFC International, Inc.announcing the acquisition of Oeserwerk KG.